VANGUARD GROWTH AND INCOME PORTFOLIO
                              PROSPECTUS SUPPLEMENT

                                  June 24, 1998

Effective May 1, 1998, the Portfolio and its adviser, Franklin Portfolio Associates LLC (Associates), have implemented a new advisory fee schedule. THE NEW SCHEDULE WILL RESULT IN LOWER CURRENT ADVISORY FEES AND SMALLER ADVISORY FEE INCREASES AS PORTFOLIO ASSETS GROW. Associates' advisory fee is paid quarterly, based on average month-end net assets managed during the quarter. The new fee schedule is as follows:

Average Assets Managed    Annual Rate      Average Assets Managed    Annual Rate
-------------------------------------      -------------------------------------
First $100 million            0.30%        Next $3 billion               0.08%
Next $650 million             0.15         Over $5 billion               0.06
Next $1.25 billion            0.10

         As before, Associates' advisory fee may be adjusted based on its total-return performance as compared with that of the S&P 500 Index. Under the new fee schedule, Associates' basic fee may be increased or decreased by as much as 60% based upon performance.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

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